Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2008,

Prospectus (Class Y shares) Dated May 1, 2008, and

Statement of Additional Information (Class A, B, C, K, Y shares) Dated May 1, 2008

RS Core Equity Fund

Effective October 15, 2008, the name of RS Core Equity Fund will be changed to “RS Large Cap Alpha Fund”, and the following changes will be made to the prospectuses and Statement of Additional Information:

The following sentences will be added to the beginning of the first paragraph of the Fund’s “Principal Investment Strategies” section in the prospectuses:

“The Fund seeks to deliver positive risk-adjusted returns relative to the Fund’s benchmark. This incremental risk-adjusted return versus the benchmark is often referred to as “alpha”.”

The first paragraph of the Fund’s “Principal Investments” section in the prospectuses will be amended and restated in its entirety to read as follows:

“The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of June 30 of each year. As of June 30, 2008, the market capitalization of companies in the Russell 1000® Index ranged between approximately $550.4 million and $474.3 billion.”

The following sentence will be added to the beginning of the second paragraph of the Fund’s “Principal Investments” section in the prospectuses:

“The Fund primarily invests in equity securities, which may include common stocks, preferred stocks, or other securities convertible into common stock.”

References to “Small and Midsized Companies Risk” in the Fund’s “Principal Risks” section and, solely as it relates to the Fund, in the “Principal Risks; Additional Information About Investment Strategies and Risks” section of the prospectuses will be deleted.

August 15, 2008